AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:
May 2011

For the month of May 2011, the AFL-CIO Housing Investment Trust (HIT) had a gross return of 1.11% and a net return of 1.08%.  Its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), reported a return of 1.31% for the month.

May 2011 gross relative performance:  -0.20%

Performance for periods ended May 31, 2011
(Returns for periods exceeding one year are annualized)

	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	3.35%	6.21%	7.22%	7.08%	6.32%
HIT Total Net Rate of Return	3.15%	5.74%	6.76%	6.62%	5.90%
Barclays Capital Aggregate Bond Index	3.02%	5.84%	6.53%	6.63%	5.82%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted.  Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com.  Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to the HIT’s performance included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
Positive performance by the HIT’s agency multifamily mortgage-backed securities (MBS) as spreads relative to Treasuries tightened in most sectors.  Ginnie Mae permanent loan certificate spreads tightened by approximately 3 basis points (bps) and Ginnie Mae construction/permanent loan certificate spreads tightened by approximately 8 bps.  Fannie Mae multifamily DUS experienced a mixed performance, with the longer duration callable structures tightening by 1 basis point and shorter duration bullet-like structures widening by 5 bps.  The 10/9.5 structure were flat to Treasuries.

●
The HIT’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the highest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate.  Those returns were -10, -21, -38, and -36 bps, respectively.  Approximately 95% of the HIT portfolio is AAA-rated or carries a U.S. government or government-sponsored enterprise (GSE) guarantee, compared to approximately 76% for the Barclays Aggregate.

●
Weak performance by corporate bonds, which had excess returns relative to Treasuries of -39 bps, the second worst major sector in the Barclays Aggregate.  The HIT does not invest in corporate bonds, whereas this sector comprised 19.8% of the index as of May 31, 2011.

AFL-CIO HOUSING INVESTMENT TRUST                                                               May 2011 Performance Commentary

Negative contributions to the HIT’s performance included:

●
The portfolio’s structural overweight to spread-based assets as swap spreads widened across the yield curve.  Swap spreads widened by approximately 1.75 bps, 5.5 bps, and 2.25 bps on 2-, 5-, and 10-year maturities, respectively.

●
The HIT’s underweight to Treasuries as they were the best performing asset class in the Barclays Aggregate.  Treasuries comprised 32.8% of the Barclays Aggregate versus 3.6% of the HIT’s portfolio at the end of May.

●	The portfolio’s slightly short duration relative to the Barclays Aggregate as interest rates declined across the curve. Two-year Treasury yields fell 13 bps while 10-year yields decreased by 23 bps.

●	Premium price compression on higher priced mortgage-backed securities as interest rates fell across the curve.

May 2011 Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	+1.56%	+0	5.45
Agencies	+0.84%	-5	3.29
Single family agency MBS (RMBS)	+1.07%	-19	4.50
Corporates	+1.44%	-39	6.61
Commercial MBS (CMBS)	+0.30%	-85	3.60
Asset-backed securities (ABS)	+0.79%	-9	3.14
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	4/29/11	5/31/11	Change
3 Month	0.035%	0.046%	0.0101%
6 Month	0.095%	0.107%	0.0122%
1 Year	0.183%	0.158%	-0.0255%
2 Year	0.601%	0.469%	-0.1328%
3 Year	0.992%	0.780%	-0.2115%
5 Year	1.967%	1.699%	-0.2678%
7 Year	2.672%	2.387%	-0.2846%
10 Year	3.286%	3.061%	-0.2255%
30 Year	4.397%	4.224%	-0.1726%
Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind.